Exhibit 10.1
CENTERPOINT ENERGY, INC
CHANGE IN CONTROL PLAN
(As Amended and Restated Effective May 1, 2017)

Third Amendment

CenterPoint Energy, Inc., a Texas corporation, having established the CenterPoint Energy, Inc. Change in Control Plan, as amended and restated effective May 1, 2017, (the “Plan”), and having reserved the right under Section 7.06 thereof to amend the Plan, does hereby amend the Plan as follows, effective as of the date set forth below:

1.The following new paragraph (d) shall be added to Section 5.03 of the Plan:

(d) Minnesota Participants. If the Participant primarily resides and works for the Company in Minnesota when last employed with the Company or any of its affiliates, the post-employment non-competition covenant set forth in Section 5.03(b) above shall not apply to the Participant.

2.The following new paragraph shall be added to end of Section 5.01 of the Plan:
The Participant acknowledges notice that under the federal Defend Trade Secrets Act (DTSA) no individual may be held criminally or civilly liable under federal or state trade secret law for a trade secret disclosure that complies with 18 U.S.C. §1833(b) such as a disclosure (a) made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and made solely for the purpose of reporting or investigating a suspected violation of law or (b) made in a complaint or other document filed in a lawsuit or other adjudicatory proceeding, if such filing is made under seal. Also, under the DTSA, an individual pursuing a legal claim for retaliation by an employer for reporting a suspected violation of the law may disclose a trade secret to his/her attorney and use it in information in the court or adjudicatory proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret except to an order of the court or adjudicator.

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Exhibit 10.1

IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 22nd day of February, 2024, and effective as of such date.

CENTERPOINT ENERGY, INC.

By: /s/ Jason Wells
Jason Wells
President and Chief Executive Officer
ATTEST:

/s/Vincent A. Mercaldi
Vincent A. Mercaldi
Assistant Corporate Secretary
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